UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
May 12, 2008
(Date of Earliest Event Reported)
(May 12, 2008)

YUHE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-83125	87-0569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
+ 86 536 736 3688
(Address and telephone number of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Explanatory Note:

On March 17, 2008, First Growth International, Inc., a Nevada corporation (“First Growth”), now renamed as Yuhe International, Inc., filed a Form 8-K (the “Initial Report”) to report the completion on March 12, 2008 of the acquisition of Bright Stand International Limited., an international business company incorporated in the British Virgin Islands (“Bright Stand”).  This amended Form 8-K/A is being filed to provide required historical financial statements and pro forma financial information by amendment within 71 calendar days after March 18, 2008.

The information previously reported in the Initial Report is hereby incorporated by reference into this Form 8-K/A. This Current Report on Form 8-K/A is being filed solely to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), which were not available at the time of the earlier filing. Except as described in this Explanatory Note, no other information in the Initial Report is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed to them in the Initial Report.

Item 9.01   Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired

(b) Pro Forma Financial Information.

(d) Exhibits.

23.1  Consent of Independent Public Accountant

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US dollars)

WEIFANG YUHE POULTRY CO., LTD

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-2

CONSOLIDATED BALANCE SHEETS	F-3 to F-4

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)	F-5

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	F-6

CONSOLIDATED STATEMENTS OF CASH FLOWS	F-7 to F-8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	F-9 to F-23

Child,
Van Wagoner &
Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Roger B. Kennard, CPA
Russell E. Anderson, CPA
Scott L. Farnes

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Audit Committee
Weifang YUHE Poultry Co., Ltd.
Shandong, People's Republic of China

We have audited the consolidated balance sheets of Weifang YUHE Poultry Co., Ltd. (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of operations and comprehensive income (loss), changes in stockholders' equity and cash flows for the years ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Weifang YUHE Poultry Co., Ltd. as of December 31, 2007 and 2006, and the results of its consolidated operations and its consolidated cash flows for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah
April 19, 2008

1284 W. Flint Meadow Dr.
#D
Kaysville, Utah 84037
Telephone 801.927.1337
Facsimile 801.927.1344

5296 S. Commerce Dr. #300
Salt Lake City, Utah 84107
Telephone 801.281.4700
Facsimile 801.281.4701

Suite B, 4F
North Cape Commercial
Bldg.
388 King's Road
North Point, Hong Kong

www.cvaone.net

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	Note	2007	2006
ASSETS
Current assets
Cash and cash equivalents		$47,455	$563,062
Accounts receivable, net		1,586	-
Prepaid expenses		63,419	-
Inventories	3	3,946,538	3,362,941
Advances to suppliers		1,137,767	471,791
Total current assets		$5,196,765	$4,397,794
Prepaid deposits		665,885	143,106
Other receivables, net	4	2,714,589	1,952,118
Unlisted investments	5	274,812	1,207,099
Plant and equipment, net	7	15,135,284	13,035,768
Intangible assets, net	8	2,501,744	2,365,384
Due from related companies	9	5,790,486	4,127,520
Due from directors	10	228,933	-
Deferred expenses		551,795	463,922
TOTAL ASSETS		$33,060,293	$27,692,711
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable		$5,471,271	$7,352,688
Current portion of long-term
liabilities	14	4,306,750	5,219,060
Loans payable	11	3,268,087	4,882,907
Payroll and payroll related liabilities		835,372	424,317
Accrued expenses		361,926	96,938
Advances from customers		190,808	5,544
Tax payables		132,536	115,580
Due to related companies	12	1,000,000	2,567,739
Total current liabilities		$15,566,750	$20,664,773

See accompanying notes to consolidated financial statements

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED BALANCE SHEETS (Continued)
DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	Note	2007	2006

Long-term liabilities	14	$6,056,794	$4,603,032
TOTAL LIABILITIES		$21,623,544	$25,267,805

Commitments and contingencies		$-	$-

Minority interests		$201,752	$263,144

STOCKHOLDERS’ EQUITY
Registered capital	13	$482,713	$482,713
Additional paid in capital		7,009,523	4,403,806
Retained earnings (deficit)		2,990,742	(2,957,922)
Accumulated other comprehensive income		752,019	233,165
		$11,234,997	$2,161,762
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$33,060,293	$27,692,711

See accompanying notes to consolidated financial statements

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	Note	2007	2006

Net revenues		$22,075,224	$14,595,716
Cost of revenues		(13,502,545)	(15,483,641)
Gross profit (loss)		$8,572,679	$(887,925)
Operating expenses:
Selling		(312,927)	(430,122)
General and administrative		(1,341,987)	(1,279,238)
Operating income (loss)		$6,917,765	$(2,597,285)
Other income (expenses):
Interest income		796	9,553
Interest expenses		(924,845)	(971,785)
Investment losses		(101,264)	(152,521)
Profit (loss) on disposal of fixed assets		(5,180)	172,314
Income (loss) before income taxes		$5,887,272	$(3,539,724)

Income taxes	15	-	-
Net income (loss) before minority interests		$5,887,272	$(3,539,724)

Minority interests (earnings) loss		61,392	(68,387)
Net income (loss)		$5,948,664	$(3,608,111)

Other comprehensive income:
Foreign currency translation adjustment		518,854	67,066
Comprehensive income (loss)		$6,467,518	$(3,541,045)

See accompanying notes to consolidated financial statements

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

				Accumulated
		Additional	Retained	other
	Registered	paid-in	earnings	comprehensive
	capital	capital	(deficits)	income	Total

Balance, January 1, 2006	$482,713	$-	$650,189	$166,099	$1,299,001
Net loss	-	-	(3,608,111)	-	(3,608,111)
Injection of additional capital from shareholders	-	4,403,806	-	-	4,403,806
Foreign currency translation adjustment	-	-	-	67,066	67,066
Balance, December 31, 2006	$482,713	$4,403,806	$(2,957,922)	$233,165	$2,161,762

Balance, January 1, 2007	$482,713	$4,403,806	$(2,957,922)	$233,165	$2,161,762
Net profit	-	-	5,948,664	-	5,948,664
Injection of additional capital from shareholders	-	2,605,717	-	-	2,605,717
Foreign currency translation adjustment	-	-	-	518,854	518,854
Balance, December 31, 2007	$482,713	$7,009,523	$2,990,742	$752,019	$11,234,997

See accompanying notes to consolidated financial statements

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006
Cash flows from operating activities
Net income (loss)	$5,948,664	$(3,608,111)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation	1,454,616	1,441,868
Amortization	25,388	59,202
Minority interests	(61,392)	68,387
Allowances for bad debt	231,569	151,772
Loss (gain) on disposal of fixed assets	5,180	(172,314)
Write off of inventories	-	1,369,460
Loss on investments	101,264	152,521
Changes in assets and liabilities
Accounts receivable	(1,504)	1,433
Advances to suppliers	(608,297)	(316,980)
Prepaid expenses	(60,895)	-
Prepaid deposits	-	147,031
Inventories	(338,126)	(10,507)
Deferred expenses	(53,718)	277,187
Accounts payable	(2,292,471)	2,985,356
Payroll and payroll related liabilities	366,659	283,781
Accrued expenses	248,038	(108,509)
Advances from customers	177,526	5,064
Tax payables	8,642	111,154
Net cash provided by operating activities	$5,151,143	$2,837,795

Cash flows from investing activities
Purchase of fixed assets	$(1,881,815)	$(205,335)
Sale of plant and equipment	-	1,493,381
Prepayment in equipment deposits	(492,519)	-
Sale of equity investments	873,700	-
Advances to loans receivables	(2,192,163)	(367,407)
Proceeds for sales of henhouses	1,357,454	-
Advances to directors	(219,824)	-
Advances to related parties receivables	(1,323,918)	(1,496,339)
Net cash (used in) investing activities	$(3,879,085)	$(575,700)

WEIFANG YUHE POULTRY CO., LTD

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006

Cash flows from financing activities
Repayments to loans payable	$-	$(1,139,553)
Repayments to other long-term loans	(129,208)	-
Proceeds from loans payables	-	5,024,446
Repayment of due to related parties	(1,675,151)	(6,038,217)
Net cash (used in) financing activities	$(1,804,359)	$(2,153,324)

Effect of foreign currency translation on cash and cash equivalents	16,694	16,614

(Decrease) increase in cash and cash equivalents	(515,607)	125,385

Cash and cash equivalents–beginning of year	563,062	437,677
Cash and cash equivalents–end of year	$47,455	$563,062

Supplementary cash flow information:
Interest paid in cash	$710,347	$716,310

Non-cash investing and financing activities:

1.	During 2006, the Company sold its henhouse with unpaid receivable of $1,688,519 as of December 31, 2006.

2.	During 2007 and 2006, fixed asset additions financed with loans payable of $733,149 and $1,109,104, respectively.

3.	During 2007 and 2006, additional paid-in capital of $2,605,717 and $4,403,806 was recorded when shareholder assumed the company's debt.

See accompanying notes to consolidated financial statements

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Weifang Yuhe Poultry Co., Ltd (the Company) was established in Weifang, Shandong of the People’s Republic of China (the PRC) as a limited company on March 8, 1996. The Company currently operates through itself and one subsidiary located in Mainland China: Weifang Taihong Feed Co., Ltd. (Taihong).

Taihong was established in Weifang, Shandong of the People’s Republic of China (the PRC) as a limited company on May 26, 2003. Pursuant to a group reorganization on September 14, 2007, the Company became the holding company of Taihong.

The Company and its subsidiary (hereinafter, collectively referred to as “the Group”) are engaged in the business of chick and feed production.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars ($).

(b) Principles of consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its 56.25% subsidiary, Taihong. All significant inter-company balances and transactions are eliminated in consolidation.

The Company acquired its subsidiary on September 14, 2007 through a reorganization between entities under common control. Accordingly, the transaction was accounted for similar to a pooling of interests in accordance with SFAS 141 Appendix D and is presented as if it had occurred at the beginning of the first period presented. The following table depicts the identity of the subsidiary:

Name of Company	Place & date of Incorporation	Attributable Equity Interest %	Registered Capital
Weifang Taihong Feed Co., Ltd.	PRC/ May 26 2003	56.25	$965,379	(RMB8,000,000)

(c) Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d) Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e) Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	20 years
Machinery	10 years
Vehicle	5 years
Furniture and equipment	3 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(f) Intangible assets

Intangible assets represent land use rights in the PRC. Land use rights are carried at cost and amortized on a straight-line basis over the period of rights of 50 years commencing from the date of acquisition of equitable interest. According to the laws of PRC, the government owns all of the land in the PRC. Companies or individual are authorized to possess and use the land only through land usage rights approved by the PRC government.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g) Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is done by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the reporting periods, there was no impairment loss.

(h) Inventories

Inventories consisting of raw materials, work in progress and finished goods are stated at lower of cost or net realizable value. The cost of inventories is determined using weighted average cost method, and includes expenditure incurred in acquiring the inventories and bringing them to their existing location and condition. Net realizable value is the estimated selling price in the ordinary course of business less any applicable selling expenses. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead. At each balance sheet date, inventories that are worth less than cost are written down to their net realizable value, and the difference is charged to the cost of revenues of that period.

(i) Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(j) Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America. Cash deposits in PRC banks are not insured by any government agency or entity.

(k) Revenue recognition

Net revenue is recognized when the customer takes delivery and acceptance of products, the price is fixed or determinable as stated in the sales contract, and the collectibility is reasonably assured.

Customers do not have a general right of return on products delivered.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l) Cost of revenues

Cost of revenues consists primarily of material costs, employee compensation, depreciation and related expenses, which are directly attributable to the production of products. Write-down of inventory to lower of cost or market is also recorded in cost of revenues.

(m) Advertising

The Group expensed all advertising costs as incurred. Advertising expenses for the years ended December 31, 2007 and 2006 were $1,776 and $23,266 respectively.

(n) Retirement benefit plans

The employees of the Group are members of a state-managed retirement benefit plan operated by the government of the PRC. The Group is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits. The only obligation of the Group with respect to the retirement benefit plan is to make the specified contributions.

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit expenses for the years ended December 31, 2007 and 2006 were $237,128 and $153,580 respectively.

(o) Income tax

The Company accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. However, the Company is a poultry company, and in accordance with the relevant regulations regarding the favorable tax treatment for an outstanding poultry company, the Company is entitled to a tax free treatment until December 31, 2007.

The corporate income tax for the subsidiary, Weifang Taihong Feed Co., Ltd is 33%.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p) Shipping and handling fees

Shipping and handling fees are expensed when incurred. Shipping and handling charges included in the selling expenses for the years ended December 31, 2007 and 2006 were $12,217 and $25,913 respectively.

(q) Minority interests

Minority interests refer to the 43.75% investment by third parties in the equity of Taihong and is not held by the Company.

(r) Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

December 31, 2007
Balance sheet	RMB 7.31410 to US$1.00
Statement of income and comprehensive income	RMB 7.61720 to US$1.00

December 31, 2006
Balance sheet	RMB 7.81750 to US$1.00
Statement of income and comprehensive income	RMB 7.98189 to US$1.00

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(s) Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of comprehensive income is the foreign currency translation adjustment.

(t) Fair value of financial instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments” (“SFAS 107”) requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS No. 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The fair values of all assets and liabilities do not differ materially from their carrying amounts. None of the financial instruments held are derivative financial instruments and none were acquired or held for trading purposes during the years ended December 31, 2007 or 2006.

(u) Recent accounting pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations” (“SFAS No. 141R”). SFAS No. 141R amends SFAS 141 and provides revised guidance for recognizing and measuring identifiable assets and goodwill acquired, liabilities assumed, and any noncontrolling interest in the acquiree. It also provides disclosure requirements to enable users of the financial statements to evaluate the nature and financial effects of the business combination. It is effective for fiscal years beginning on or after December 15, 2008 and will be applied prospectively. We are currently evaluating the impact of adopting SFAS No. 141R on our consolidated financial statements.

In December 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled, and presented in the consolidated financial statements. It also requires once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. It is effective for fiscal years beginning on or after December 15, 2008 and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements shall be applied prospectively. We are currently evaluating the impact of adopting SFAS No. 160 on our consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – an amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. We expect the Statement will have no material impact on our consolidated financial statements.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

3.	INVENTORIES

Inventories consist of the following:

	2007	2006

Raw materials	$235,278	$19,131
Work in progress	1,787,960	3,060,157
Finished goods	1,923,300	283,653
	$3,946,538	$3,362,941

4.	OTHER RECEIVABLES, NET

Other receivables, net consist of the following:

	2007	2006

Loan receivables	$2,816,516	$495,682
Henhouses sales (note 6)	350,009	1,688,519
Others	37,305	-
	$3,203,830	$2,184,201
Less: Allowances	(489,241)	(232,083)
	$2,714,589	$1,952,118

Other receivables are unsecured, interest free and have no fixed repayment date.

Allowance is made when collection of the full amount is no longer probable. Management reviews and adjusts this allowance periodically based on historical experience, current economic climate as well as its evaluation of the collectibility of outstanding accounts. The Group evaluates the credit risks of its customers utilizing historical data and estimates of future performance.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

5.	UNLISTED INVESTMENTS

Unlisted investments at December 31, 2007 are the 3% investments in Hanting Rural Credit Cooperative (“Hanting”). It is stated at cost because the Group does not have significant influence or control over this investment. The management of the Company has reviewed the investment in Hanting for any impairment and determined there is no indication that the carrying amount of Hanting may not be recoverable.

Unlisted investments at December 31, 2006 are investments in Weifang Jiaweike Food Co., Ltd (“Jiaweike”) and Hanting.

Investment in Jiaweike was recorded using the equity method of accounting. The consolidated statement of income includes the Group's share of the post-acquisition results of Jiaweike for the year. In the consolidated balance sheet, unlisted investments related to Jiaweike are stated at the Group's share of the net assets of Jiaweike plus the premium paid less any discount on acquisition in so far as it has not already been amortized to the statement of income, less any identified impairment loss.

Portion of
nominal
Name of	Place	Form of	value of
associate	of	business	registered	Principal
company	registration	structure	capital	activities

Weifang Jiaweike Food Co., Ltd.	PRC	Limited company	48.54	Processing of foodstuff

The remaining 51.46% of Jiaweike was hold by Shandong Yuhe Food Co., Ltd from which Mr. Gao Zhentao, the director of the company is also the director

Reconciliation on the unlisted investments is as follows:

Balance, January 1, 2006	$1,319,631
Equity share of investment losses	(152,521)
Effect of foreign currency translation	39,989
Balance, December 31, 2006	$1,207,099
Equity share of investment losses	(101,264)
Disposal of Jiaweike	(848,719)
Effect of foreign currency translation	17,696
Balance, December 31, 2007	$274,812

During 2007, Jiaweike was disposed of to Weifang Hexing Breeding Co., Ltd, a related company where Mr. Gao Zhentao, the director of the Company is also the director. No gain or loss was recognized on disposal as the consideration was at the carrying value of the equity investment.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

6.	DISPOSAL OF HENHOUSES

During the year 2006, the Group disposed of three henhouses for business operational reason with a sales price of the following:

Buildings	$1,976,178
Land use rights	902,042
Others	269,740
	$3,147,960
Amount received	1,459,441
Receivables – sales of fixed assets	$1,688,519	(note 4)

7.	PLANT AND EQUIPMENT, NET

Plant and equipment consists of the following:

	2007	2006
At cost
Buildings	$10,092,337	$9,215,455
Machinery	5,641,344	5,452,976
Motor vehicles	424,679	411,660
Furniture and equipment	374,713	346,625
	$16,533,073	$15,426,716
Less: accumulated depreciation	(5,702,882)	(3,919,713)
Construction in progress	4,305,093	1,528,765
	$15,135,284	$13,035,768

Depreciation expenses included in the cost of sales for the years ended December 31, 2007 and 2006 were, $1,207,093 and $1,158,565 respectively, and included in the general and administrative expenses for the years ended December 31, 2007 and 2006 were, $ 247,523 and $283,303 respectively.

As of December 31, 2007 and December 31, 2006, buildings and machinery of the Group were pledged as collateral under certain loan arrangements.

Interest capitalized for the construction in progress for the years ended December 31, 2007 and 2006 amounted to $99,900 and $69,960 respectively.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

8.	INTANGIBLE ASSETS, NET

Intangible assets consist of the following:

	2007	2006

Land use rights, at cost	$2,748,026	$2,571,070
Less: accumulated amortization	(246,282)	(205,686)
	$2,501,744	$2,365,384

As of December 31, 2007 and December 31, 2006, land use rights of the Group were pledged as collateral under certain loan arrangements.

Amortization expenses included in the cost of revenues for the years ended December 31, 2007 and 2006 were, $25,388 and $59,202 respectively.

9.	DUE FROM RELATED COMPANIES

	2007	2006

Hexing Green Agriculture Co., Ltd – Mr. Gao Zhentao, the director of the company is also the director	$70,990	$66,419
Shandong Yuhe Food Co., Ltd – Mr. Gao Zhentao, the director of the company is also the director	5,617,363	4,015,833
Shangdong Yuhe New Agriculture Academy of Sciences – Mr. Gao Zhentao, the director of the company is also the director	48,384	45,268
Weifang Hexing Breeding Co., Ltd – Mr. Gao Zhentao, the director of the company is also the director	53,723	-
Weifang Jiaweike Food Co., Ltd – Mr. Gao Zhentao, the director of the company is also the director	26	-
	$5,790,486	$4,127,520

The amounts due from related companies are unsecured, interest free and have no fixed repayment date

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

10.	DUE FROM DIRECTORS

Details of due from directors are as follows:

	2007	2006

Mr. Tan Yi	$78,092	$-
Mr. Gao Zhenbo	76,716	-
Mr. Gao Zhentao	74,125	-
	$228,933	$-

The amounts due from directors are unsecured, interest free and have no fixed repayment date.

11.	LOANS PAYABLE

Loans payable are loans from unrelated companies for temporary operation purposes. They are unsecured, interest free and have no fixed repayment date.

12.	DUE TO RELATED COMPANIES

	2007	2006

Weifang Hexing Breeding Co., Ltd – Mr. Gao Zhentao, the director of the company is also the director	$-	$1,879,785
Bright Stand International Limited - Mr. Gao Zhentao, the director of the company is also the director	1,000,000	-
Weifang Jiaweike Food Co., Ltd – Mr. Gao Zhentao, the director of the company is also the director	-	687,954
	$1,000,000	$2,567,739

The amounts due to related companies are unsecured, interest free and have no fixed repayment date. These loans are used for working capital purposes.

Bright Stand is the legal and accounting acquirer of the Group. Bright Stand becomes our 100% shareholder after January 31, 2008 business combination.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

13.	REGISTERED CAPITAL

As of December 31, 2007 and 2006, capital contributions paid-up amounted to $482,713 (RMB4,000,000).

14.	LONG-TERM LIABILITIES

	2007	2006
Loans from Nansun Rural Credit, interest rate at 9.22% to 10.51% per annum, due from Nov 28, 08 to May 17, 10	$8,203,333	$8,608,890

Loans from Shuangyang Rural Credit interest rate at 9.33% per annum, due on Oct 12, 08	888,694	831,468

Loans from Hanting Kaiyuan Rural Credit Cooperative, interest rate at 9.22% to 13.31% per annum, due from Nov 28, 08 to Jan 10, 09	874,555	-

Loans from Hanting Rural Credit Cooperative, interest rate at 8.19% per annum, due from Nov 8, 09	396,962	381,734
	$10,363,544	$9,822,092
Less: current portion of long-term liabilities	(4,306,750)	(5,219,060)
	$6,056,794	$4,603,032

Future maturities of long-term loans as at December 31, 2007 are as follows:

2008	$4,306,750
2009	2,638,738
2010	3,418,056
$10,363,544

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

15.	INCOME TAX

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. However, the Company is an agricultural company, and in accordance with the relevant regulations regarding the tax exemption, the Company is tax-exempt as long as it is registered as an agricultural entity.

Taihong is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. Taihong has net operating losses of $4,115,841 at December 31, 2007, resulting in a deferred tax asset of $1,358,228 which has been fully reserved.

The Group uses the asset and liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. There are no material timing differences and therefore no deferred tax asset or liability at December 31, 2007 and 2006.

The provision for income taxes consists of the following:

	2007	2006
Current tax
- PRC	$-	$-
- Deferral tax provision	-	-
	$-	$-

All of the Group’s income (loss) before income taxes is from PRC sources. Actual income tax expenses reported in the consolidated statements of income and comprehensive income differ from the amounts computed by applying the PRC statutory income tax rate of 33% to income (loss) before income taxes for the two years ended December 31, 2007 and 2006 for the following reasons:

	2007	2006

Income (loss) before income taxes	$5,887,272	$(3,539,724)
Computed “expected” income tax expense (benefit) at 33%	$1,942,800	$(1,168,109)
Valuation allowance for deferred tax assets	(352,732)	-
Effect of cumulative tax losses	-	540,778
Tax holiday	(1,590,068)	627,331
	$-	$-

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

16.	RELATED PARTIES TRANSACTIONS

The following material transactions with related parties during the years were in the opinion of the directors, carried out in the ordinary course of business and on normal commercial terms:

	2007	2006

Sales of goods to a related company	$-	$266,725

Sales to Weifang Hexing Breeding Co., Ltd, a related company, for the years ended December 31, 2007 and 2006 was nil and $266,725 respectively.

During 2007, Jiaweike was disposed of to the Weifang Hexing Breeding Co., Ltd, a related company where Mr. Gao Zhentao, the director of the Company is also the director. (note 5)

17.	SIGNIFICANT CONCENTRATIONS AND RISK

(a) Customer Concentrations

The Group did not have any customer that individually comprised 10% or more of net revenue for the years ended December 31, 2007 and 2006.

(b) Credit Risk

Financial instruments that potentially subject the Group to significant concentration of credit risk consist primarily of cash and cash equivalents. As of December 31, 2007 and 2006, substantially all of the Group’s cash and cash equivalents were held by major financial institutions located in the PRC, which management believes are of high credit quality.

(c) Group’s operations are in China

All of the Group’s products are produced in China. The Group’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Group’s operations are subject to the risks of transfer of funds; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

WEIFANG YUHE POULTRY CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

18.	BUSINESS AND GEOGRAPHICAL SEGMENTS

The Group currently engages in the business of chick and feed production. No analysis of the Group's sales and assets by business is presented as most of the feed products are used internally.

The Group’s operations are located in the PRC. All revenue is from customers in the PRC. All of the company’s assets are located in the PRC. Accordingly, no analysis of the Group's sales and assets by geographical market is presented.

20.	COMMITMENTS AND CONTINGENCIES

The Group has given guarantee to the following parties as at December 31, 2006 which are summarized as follows:

Weifang Sansong Food Co., Ltd – a non-related party	$370,962
Shandong Yuhe Food Group Co., Ltd – shareholder of the Company	2,046,690
Shandong Dongxiang Logistic Co., Ltd – a non-related party	255,836
Weifang Yibang Commerce Co., Ltd – a non-related party	319,795
$2,993,283

Management has assessed the fair value of the obligation arising from the above financial guarantees and considered it is remote to affect the consolidated financial statements according to their previous experiences. Therefore, no obligations in respect of the above guarantees were recognized as of December 31, 2006.

The Company did not give further guarantee to the above companies as at December, 31, 2007.

21.	ADDITIONAL PAID IN CAPITAL

During the years ended December 31, 2007 and 2006, additional paid in capital of the Group of $2,605,717 and $4,403,806 were recorded when shareholders assumed the company’s debt.

22.	SUBSEQUENT EVENTS

In January 2008, Bright Stand International Limited (Bright Stand), a British Virgin Islands business company acquired 100% equity ownership of the Company and 56.25% equity ownership of Taihong with cash consideration equal to the appraised fair market value of Yuhe in the amount of RMB 81,450,400, or $11,306,522. As a result, the Company and Taihong became wholly-owned subsidiaries of Bright Stand.

BRIGHT STAND INTERNATIONAL LIMITED

FINANCIAL STATEMENTS
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCEPTION)
TO DECEMBER 31, 2007
(Stated in US dollars)

BRIGHT STAND INTERNATIONAL LIMITED

Child,
Van Wagoner &
Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Roger B. Kennard, CPA
Russell E. Anderson, CPA
Scott L. Farnes

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Audit Committee
Bright Stand International Limited
People's Republic of China

We have audited the balance sheet of Bright Stand International Limited (the Company) as of December 31, 2007, and the related statement of operations, changes in stockholders' equity and cash flows for the period from inception on August 3, 2007 to December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bright Stand International Limited as of December 31, 2007, and the results of its operations and its cash flows for the period from inception on August 3, 2007 to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah
April 19, 2008

BRIGHT STAND INTERNATIONAL LIMITED

BALANCE SHEET
DECEMBER 31, 2007
(Stated in US Dollars)

	Note

ASSETS
Current assets
Cash and cash equivalents		$1,050,168
Total current assets		$1,050,168
Due from a related company	3	1,000,000
TOTAL ASSETS		$2,050,168
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses		70
Due to related companies	4	2,210
Total current liabilities		$2,280
TOTAL LIABILITIES		$2,280

Commitments and contingencies		$-

STOCKHOLDERS’ EQUITY
Common stock, par value $1.00, 50,000 shares authorized, 100 shares issued and outstanding	5	$100
Additional paid in capital		2,050,000
Accumulated deficit		(2,212)
		$2,047,888

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$2,050,168

See accompanying notes to financial statements

BRIGHT STAND INTERNATIONAL LIMITED

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCEPTION)
TO DECEMBER 31, 2007
(Stated in US Dollars)

	Note

Revenues		$-

Operating expenses:
Selling and distribution		-
General and administrative		(2,340)

Operating loss		$(2,340)
Other income		198
Interest expenses		(70)

Loss before taxes		$(2,212)

Income taxes	6	-

Net loss		$(2,212)

Basic and diluted loss per common share		$(22.12)

Weighted average shares outstanding		$100

See accompanying notes to financial statements

BRIGHT STAND INTERNATIONAL LIMITED

STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCEPTION)
TO DECEMBER 31, 2007
(Stated in US Dollars)

	Common	stock	Additional	Accumulated
	Number		paid in	deficit	Total
	Of shares	Amount	capital
Issue of common stock on incorporation	100	$100	$-	$-	$100
Net loss	-	-	-	(2,212)	(2,212)
Contribution from shareholder	-	-	2,050,000	-	2,050,000
Balance, December 31, 2007	100	$100	$2,050,000	$(2,212)	$2,047,888

See accompanying notes to financial statements

BRIGHT STAND INTERNATIONAL LIMITED

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCEPTION)
TO DECEMBER 31, 2007
(Stated in US Dollars)

Cash flows from operating activities
Net loss	$(2,212)
Adjustments to reconcile net loss to net cash used in operating activities
Accrued expenses	70
Net cash used in operating activities	$(2,142)

Cash flows from investing activities	-
Due from a related company	(1,000,000)
Net cash used by investing activities	$(1,000,000)

Cash flows from financing activities
Sale of stock	$100
Contributions from a shareholder	2,050,000
Proceeds from related party loan	2,210
Net cash provided by financing activities	$2,052,310

Net cash and cash equivalents sourced	$1,050,168

Cash and cash equivalents–beginning of period	-

Cash and cash equivalents–end of period	$1,050,168

See accompanying notes to financial statements

BRIGHT STAND INTERNATIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Bright Stand International Limited (the Company) was established in the British Virgin Islands as a BVI business company on August 3, 2007. The Company is principally engaging in the holding of investments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals on the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to accounting principles generally accepted in the United States of America and have been consistently applied in the presentation of the financial statements, which are compiled on the accrual basis of accounting.

(b)	Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(d)	Income tax

The Company accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

BRIGHT STAND INTERNATIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Recent accounting pronouncements

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within that fiscal year. The Company is currently evaluating the impact of SFAS 157 on its operation and financial condition.

In February 2007, FASB issued Statement of Financial Accounting Standards No. (“SFAS”) 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions. SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities. The requirements of SFAS 159 are effective for our fiscal year beginning on January 1, 2008. The Company does not anticipate that the adoption of this standard will have a material impact on these financial statements.

In December 2007, the SEC issued Staff Accounting Bulletin No. 110 (“SAB 110”). SAB 110 permits companies to continue to use the simplified method, under certain circumstances, in estimating the expected term of “plain vanilla” options beyond December 31, 2007. SAB 110 updates guidance provided in SAB 107 that previously stated that the Staff would not expect a company to use the simplified method for share option grants after December 31, 2007. Adoption of SAB 110 is not expected to have a material impact on the Company’s financial statements

BRIGHT STAND INTERNATIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS 160 on its financial statements but does not expect it to have a material effect.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 141(R), "Business Combinations”. SFAS 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, an any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS 141(R) on its financial statements but does not expect it to have a material effect.

3.	DUE FROM RELATED COMPANIES

The amount due from a related company is unsecured, interest free and repayable on demand.

Weifang Yuhe Poultry Co., Ltd	$1,000,000

The shareholder of Weifang Yuhe Poultry Co., Ltd is Gao Zhentao who is also the director of the Company.

4.	DUE TO RELATED COMPANIES

The amount due to a related company is unsecured, interest free and repayable on demand.

Weifang Hexing Breeding Co., Ltd	$2,210

The shareholder of Weifang Hexing Breeding Co., Ltd is Gao Zhentao who is also the director of the Company.

BRIGHT STAND INTERNATIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

5.	COMMON STOCK

Authorized:
50,000 ordinary shares of $1 each	$50,000

Issued and fully paid, including additional paid in capital:
100 ordinary shares of $1.00 each	$2,050,100

The Company was incorporated at August 3, 2007, with an authorized share capital of $50,000 divided into 50,000 shares of $1.00 each. One Hundred shares were subscribed upon its incorporation for working capital purposes. On December 28, 2007, the shareholder of the Company contributed $2,050,000 for the acquisition of subsidiary. Mr. Yamamoto Kunio has 100% equity ownership.

The calculation of the basic and diluted earnings per share attributable to the common stock holders is based on the following data:

Earnings:
Earnings for the purpose of basic earnings per share	$(2,212)
Effect of dilutive potential common stock	-
Earnings for the purpose of basic earnings per share	$(2,212)
Number of shares
Weighted average number of common Stock for the purpose of basic earnings per share	100
Effect of dilutive potential common stock	-
Weighted average number of common stock for the purpose of dilutive earnings per share	$100

BRIGHT STAND INTERNATIONAL LIMITED
NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

6.	INCOME TAX

The Company was incorporated in the British Virgin Islands and is not subject to income taxes under the current laws of the British Virgin Islands.

No deferred tax has been provided as there is no material temporary difference arising for the period from August 3, 2007 to December 31, 2007.

7.	SUBSEQUENT EVENTS

In January 2008, the Company acquired 100% equity ownership of Weifang Yuhe Poultry Co., Ltd (“Weifang Yuhe”) and 56.25% equity ownership of Weifang Taihong Feed Co., Ltd. (“Weifang Taihong”). As Weifang Yuhe directly holds 43.75% of Weifang Taihong, the Company indirectly holds 100% equity of Weifang Taihong after the acquisition.

The Company presently has one wholly-owned subsidiary Weifang Yuhe, and one indirect wholly-owned subsidiary Weifang Taihong.

YUHE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

YUHE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated financial statements of Yuhe International, Inc. (“Yuhe”) in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by a share exchange agreement, dated October 18, 2007, among Bright Stand International Limited, Weifang Yuhe Poultry Co., Limited (“Weifang”) and all of the shareholders of Weifang Yuhe Poultry Co., Limited (the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, Bright Stand International Limited acquired all the equity of Weifang and 43.75% of Taihong. The acquisition was completed and effected when the majority considerations were received by the shareholders of Weifang on January 31, 2008.

Pursuant to the Equity Transfer Agreement, on March 12, 2008, Yuhe International, Inc. issued to the shareholders of Bright Stand International Limited (“Bright Stand”) 126,857,134 shares in exchange for all of the issued and outstanding capital stock of Bright Stand. Bright Stand thereby became a wholly owned subsidiary of Yuhe. The pro forma consolidated statement of operations includes the accounts of Yuhe, Bright Stand and Weifang.

The statement of operations was prepared as if the above mentioned acquisition of Bright Stand International Limited by Yuhe International, Inc. was consummated on January 1, 2006 and the balance sheet was prepared as if it was consummated on December 31, 2007. These pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the dates indicated and are not necessarily indicative of the results that may be expected in the future.

YUHE INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2007

	Yuhe International, Inc.	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment		Pro forma Total
Current assets
Cash and cash equivalents	$-	$1,050,168	$47,455		$14,102,000	$15,199,623
Accounts receivable and other current assets	-	-	65,005			65,005
Inventories	-	-	3,946,538		1,640	3,948,178
Advances to suppliers	-	-	1,137,767			1,137,767
Total current assets	$-	$1,050,168	$5,196,765		$14,103,640	$20,350,573
Due from related companies	$-	$1,000,000	$5,790,486		$(1,000,000)	$5,790,486
Prepaid deposits		-	665,885			665,885
Other receivables, net	-	-	2,714,589			2,714,589
Deferred expenses	-	-	551,795			551,795
Other non-current assets	-	-	503,745			503,745
Goodwill	-	-	-		1,224,490	1,224,490
Property, plant and equipment, net	-	-	15,135,284		(131,109)	15,004,175
Intangible assets, net	-	-	2,501,744		267,274	2,769,018
Restricted cash	-	-	-		1,750,000	1,750,000
Total assets	$-	$2,050,168	$33,060,293		$16,214,295	$51,324,756
Current liabilities
Accounts payable	$-	$-	$5,471,271	$		$5,471,271
Payroll and payroll related liabilities	-	-	835,372			835,372
Due to related companies	-	-	1,000,000		(1,000,000)	-
Other current liabilities	-	2,280	685,270			687,550
Current portion of long-term loans	-	-	4,306,750			4,306,750
Loans payable	-	-	3,268,087			3,268,087
Total current liabilities	$-	$2,280	$15,566,750		$(1,000,000)	$14,569,030

YUHE INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2007

	Yuhe International, Inc.	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment		Pro forma Total

Long-term liabilities
Long-term loans	$-	$-	$6,056,794	$		$6,056,794
Total liabilities	$-	$2,280	$21,623,544		$(1,000,000)	$20,625,824

Minority interests	$-	$-	$201,752		$(201,752)	$-

Shareholders' Equity
Preferred stock, $0.001 par value, 1,000,000 shares authorized, no shares issued and outstanding	$-	$-	$-	$		$-
Common stock, $0.001 par value, 500,000,000 shares authorized, 228,571,416 shares issued and outstanding	16,000	2,050,100	-		(1,837,529)	$228,571
Share capital	-	-	482,713		(482,713)	-
Additional paid-in capital	90,139	-	7,009,523		22,523,980	29,623,642
Accumulated (deficits) profit	(106,139)	(2,212)	2,990,742		(1,990,065)	892,326
Accumulated other comprehensive income	-	-	752,019		(797,626)	(45,607)
Total shareholders’ equity	$-	$2,047,888	$11,234,997		$17,416,047	$30,698,932
Total liabilities and shareholders’ equity	$-	$2,050,168	$33,060,293		$16,214,295	$51,324,756

YUHE INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Yuhe International, Inc.	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment		Pro forma Total

Net sales	$-	$-	$22,075,224	$		$22,075,224

Cost of sales	-	-	(13,502,545)			(13,502,545)
Gross profit	$-	$-	$8,572,679	$		$8,572,679

Operating expenses
Selling	-	-	(312,927)			(312,927)
General and administrative	(12,215)	(2,142)	(1,341,987)			(1,356,344)
(Loss) income from operations	$(12,215)	$(2,142)	$6,917,765	$		$6,903,408

Non-operating income (expense)
Investment loss	-	-	(101,264)			(101,264)
Interest income	-	-	796			796
Interest expenses	(319)	(70)	(924,845)			(925,234)
Loss on disposal of fixed assets	-	-	(5,180)			(5,180)
(Loss) income before income taxes and minority interests	$(12,534)	$(2,212)	$5,887,272	$		$5,872,526

Income taxes	-	-	-			-
(Loss) income before minority interest	$(12,534)	$(2,212)	$5,887,272	$		$5,872,526

Minority interest share profit	-	-	61,392		(61,392)	-
Net (loss) profit	$(12,534)	$(2,212)	$5,948,664		$(61,392)	$5,872,526

YUHE INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Yuhe International, Inc.	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment	Pro forma Total

Other comprehensive income
Foreign currency translation gain	-	-	518,854		518,854
Comprehensive (loss) income	$(12,534)	$(2,212)	$6,467,518	$(61,392)	$6,391,380
Income per common share
- Basic					$0.03
- Fully diluted					$0.02

Basic and fully diluted
net income					$5,872,526

Common shares outstanding
- Basic					228,571,416
- Fully diluted					235,571,416

YUHE INTERNATIONAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

The following adjustments to the unaudited pro forma financial statements are based on the assumption that the share exchange was consummated as of December 31, 2007.

DESCRIPTION	DR	Cr
	$	$

Share capital-Bright Stand International
Limited	2,050,100
Accumulated (deficits) / profit		101,963
Additional paid in capital		1,948,137
	2,050,100	2,050,100

To record the elimination of cost of investment against share capital of Bright Stand International Limited.

Cash ($425,000 – $420,000)	5,000
Additional paid in capital ($14,000-$425,000+$420,000)	9,000
Share capital (14,000,000 x $0.001)		14,000
	14,000	14,000

To record 14,000,000 shares issued pursuant to share exchange agreement between First Growth Investors Inc. and Halter Financial Investments, L.P. for $425,000, and subtract a special cash dividend paid of $420,000.

Additional paid in capital	126,857
Share capital (126,857,134 x $0.001)		126,857

To record 126,857,134 shares issued pursuant to share exchange agreement between First Growth Investors Inc. and Bright Stand International Limited.

Cash ($18,000,000 - $1,750,000 - $2,153,000)	14,097,000
Restricted cash	1,750,000
Additional paid in capital		15,761,286
Share capital (85,714,282 x $0.001)		85,714
	15,847,000	15,847,000

YUHE INTERNATIONAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007

To record 85,714,282 shares issued pursuant to a Securities Purchase Agreement between First Growth Investors Inc. and certain investors for $18,000,000 includes (1,750,000 hold back) after deducting issuance costs of $2,153,000.

Cash	11,618,189
Additional paid in capital		11,618,189

To record the cash invested from the shareholder of Bright Stand International Ltd.

Investment in subsidiaries
($11,306,522 + $311,667)	11,618,189
Cash		11,618,189

To record the acquisition of Weifang Yuhe and Weifang Taihong at $11,306,522 and $311,667 respectively.

Share capital	482,713
Additional paid in capital	6,681,775
Accumulated (deficits) profit	2,092,028
Accumulated other comprehensive
income	797,626
Minority interests	225,503
Property, plant and equipment, net		131,109
Intangible assets, net	267,274
Inventories	1,640
Investment in subsidiaries		11,618,189
Goodwill	1,200,739
	11,749,298	11,749,298

To record the elimination of investment in subsidiaries and the recognition of goodwill arising from acquisition of Weifang Yuhe Poultry Co., Ltd by Bright Stand International Limited, and fair value adjustments on property, plant and equipment and intangible assets.

Due to related companies	1,000,000
Due from related companies		1,000,000

To record the elimination of inter-company balances.

BRIGHT STAND INTERNATIONAL LIMITED

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BRIGHT STAND INTERNATIONAL LIMITED

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated financial statements of Bright Stand International Limited in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by a share exchange agreement, dated October 18, 2007, among Bright Stand International Limited, Weifang Yuhe Poultry Co., Limited (“Weifang”) and all of the shareholders of Weifang Yuhe Poultry Co., Limited (the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, Bright Stand International Limited acquired all the equity of Weifang and 43.75% of Taihong. The acquisition was completed and effected when the majority considerations were received by the shareholders of Weifang on January 31, 2008. The pro forma consolidated statement of operations includes the accounts of Bright Stand International Limited and Weifang Yuhe Poultry Co., Limited.

The statement of operations was prepared as if the above mentioned acquisition of Weifang by Bright Stand International Limited was consummated on January 1, 2007 and the balance sheet was prepared as if it was consummated on December 31, 2007. These pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the dates indicated and are not necessarily indicative of the results that may be expected in the future.

BRIGHT STAND INTERNATIONAL LIMITED
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2007

	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment		Pro forma Total
Current assets
Cash and cash equivalents	$1,050,168	$47,455	$		$1,097,623
Accounts receivable and other current assets	-	65,005			65,005
Inventories	-	3,946,538		1,640	3,948,178
Advances to suppliers	-	1,137,767			1,137,767
Total current assets	$1,050,168	$5,196,765		$1,640	$6,248,573

Due from related companies	$1,000,000	$5,790,486		$(1,000,000)	$5,790,486
Prepaid deposits	-	665,885			665,885
Other receivables, net	-	2,714,589			2,714,589
Deferred expenses	-	551,795			551,795
Other non-current assets	-	503,745			503,745
Goodwill	-	-		1,224,490	1,224,490
Property, plant and equipment, net	-	15,135,284		(131,109)	15,004,175
Intangible assets, net	-	2,501,744		267,274	2,769,018
Total assets	$2,050,168	$33,060,293		$362,295	$35,472,756

Current liabilities
Accounts payable	$-	$5,471,271	$		$5,471,271
Payroll and payroll related liabilities	-	835,372			835,372
Due to related companies	-	1,000,000		(1,000,000)	-
Other current liabilities	2,280	685,270			687,550
Current portion of long term loans	-	4,306,750			4,306,750
Loans payable	-	3,268,087			3,268,087
Total current liabilities	$2,280	$15,566,750		$(1,000,000)	$14,569,030

BRIGHT STAND INTERNATIONAL LIMITED
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2007

	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment		Pro forma Total

Long-term liabilities
Long-term loans	$-	$6,056,794	$		$6,056,794
Total liabilities	$2,280	$21,623,544		$(1,000,000)	$20,625,824

Minority interests	$-	$201,752		$(201,752)	$-

Shareholders’ Equity
Common stock, $1 par value, 50,000 shares authorized, 100 shares issued and outstanding	$100	$-		$-	$100
Share capital	-	482,713		(482,713)	-
Additional paid-in capital	2,050,000	7,009,523		4,936,414	13,995,937
Accumulated (deficits) profit	(2,212)	2,990,742		(2,092,028)	896,502
Accumulated other comprehensive income	-	752,019		(797,626)	(45,607)
Total shareholders’ equity	$2,047,888	$11,234,997		$1,564,047	$14,846,932
Total liabilities and shareholders’ equity	$2,050,168	$33,060,293		$362,295	$35,472,756

BRIGHT STAND INTERNATIONAL LIMITED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCORPORATION)
TO DECEMBER 31, 2007

	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro forma Adjustment		Pro forma Total

Net sales	$-	$22,075,224	$		$22,075,224

Cost of sales	-	(13,502,545)			(13,502,545)
Gross profit	$-	$8,572,679	$		$8,572,679

Operating expenses
Selling	-	(312,927)			(312,927)
General and administrative	(2,142)	(1,341,987)			(1,344,129)
Income from operations	$(2,142)	$6,917,765	$		$6,915,623

Non-operating income (expense)
Investment loss	-	(101,264)			(101,264)
Interest income	-	796			796
Interest expenses	(70)	(924,845)			(924,915)
Loss on disposal of fixed assets	-	(5,180)			(5,180)
(Loss) income before income taxes and minority interests	$(2,212)	$5,887,272	$		$5,885,060

Income taxes	-	-			-
Income before minority interest	$(2,212)	$5,887,272	$		$5,885,060

Minority interest share loss	-	61,392		(61,392)	-
Net (loss) profit	$(2,212)	$5,948,664		$(61,392)	$5,885,060

BRIGHT STAND INTERNATIONAL LIMITED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCORPORATION)
TO DECEMBER 31, 2007

	Bright Stand International Limited	Weifang Yuhe Poultry Co., Ltd	Pro Forma Adjustment	Pro Forma Total

Other comprehensive income
Foreign currency translation gain	-	518,854		518,854
Comprehensive (loss) income	$(2,212)	$6,467,518	$(61,392)	$6,403,914

Income per common share				$58,850.60

Basic and fully diluted income				$5,885,060

Basic and fully diluted common shares outstanding				100

BRIGHT STAND INTERNATIONAL LIMITED
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM AUGUST 3, 2007 (DATE OF INCORPORATION)
TO DECEMBER 31, 2007

The following adjustments to the unaudited pro forma financial statements are based on the assumption that the share exchange was consummated as of December 31, 2007.

DESCRIPTION	DR	Cr
	$	$

Cash	11,618,189
Additional paid in capital		11,618,189

To record the cash invested from the shareholder of Bright Stand International Ltd.

Investment in subsidiaries
($11,306,522 + $311,667)	11,618,189
Cash		11,618,189

To record the acquisition of Weifang Yuhe and Weifang Taihong at $11,306,522 and $311,667 respectively.

Share capital	482,713
Additional paid in capital	6,681,775
Accumulated (deficits) profit	2,092,028
Accumulated other comprehensive income	797,626
Minority interests	225,503
Property, plant and equipment, net		131,109
Intangible assets, net	267,274
Inventories	1,640
Investment in subsidiaries		11,618,189
Goodwill	1,200,739
	11,749,298	11,749,298

To record the elimination of investment in subsidiaries and the recognition of goodwill arising from acquisition of Weifang Yuhe Poultry Co., Ltd by Bright Stand International Limited, and fair value adjustments on property, plant and equipment and intangible assets.

Due to related companies	1,000,000
Due from related companies		1,000,000

To record the elimination of inter-company balances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: May 12, 2008

By:	/s/ Gao Zhentao
Chief Executive Officer